Exhibit 10.4
Memorandum
(English Translation)

Party A: Heilongjiang Senyu Animal Husbandry Co., Ltd.
Legal Representative: Shang Zhenyu

Party B: Heilongjiang Wangda Feedstuff Inc.
Legal Representative: Dou Beijun

PartyC: Harbin Golden Lotus Inc.
Legal Representative: Li Xinqiang

After 2007, Party A and Party B, Party A and Party C separately enter into Cooperation Agreement and Breeding Hog Exclusive Sales Contract.  And Party B and Party C put great efforts to help Party A establishing "Company Base + Farm" Breeding System, Party A hereby highly appreciate that.  During the cooperation period, the three parties are groping and completing such business mode, make such system completer, and bring good economy benefit for all the three parties.  During the Cooperation Period, the three parties entered into a Memorandum to stipulating their rights and obligations and several supplementary agreement to complete it.  Now after negotiation and in order to make clear the rights and obligations of each party, the three parties agrees that, within ten business days after this memorandum is entered into, the three parties shall entered into a new contract based on the original contract and the supplementary agreements.  Before the new contract is entered into, the original contract shall be implemented, and after the new contract is entered into, the parties shall implement the new contract, and the original contract will be abolished.  The Fodder Sale-on-credit Contract between Party B and the farmer shall also be revised according to the revision of the three parties' cooperation contract.  If the original contract expires, the new contract will be automatically implemented.  If the original contract does not expire, Party B shall be responsible to enter into new contract with the farmer, and explain to the farmer the situation that the new contract is better for the farmer (e.g. more protective to the farmer), and without shaking them.  The other content will be signed in several separate agreements after it is fully negotiated by the three parties.

Party A: (Stamp):

Party B: (Stamp):

Party C: (Stamp):

Signing Date: